Exhibit 99.6

                       GE CAPITAL MORTGAGE SERVICES, INC.

                           DISTRIBUTION DATE STATEMENT

                                     NOVEMBER 1997

                   REMIC Multi-Class Pass-Through Certificates

                                  Series 1997-3

     Pursuant to the Pooling and Servicing Agreement dated as of March 1, 1997 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank and Trust Company (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

     The amounts below (other than for Class R) are for a Single Certificate of $1,000:

     1.   The amount of such distribution allocable to principal:

          Class 3-A1...$     117.38974617     Class 3-A13...$     0.00000000
          Class 3-A2...$       0.00000000     Class 3-A14...$    10.60991464
          Class 3-A3...$       0.00000000     Class 3-A15...$     0.00000000
          Class 3-A4...$       0.00000000     Class 3-PO....$     4.99155127
          Class 3-A5...$       1.73376566     Class 3-M.....$     1.73376570
          Class 3-A6...$       1.73376570     Class 3-B1....$     1.73376542
          Class 3-A7...$      25.51922075     Class 3-B2....$     1.73376542
          Class 3-A8...$       0.00000000     Class 3-B3....$     1.73376682
          Class 3-A9...$       0.00000000     Class 3-B4....$     1.73376682
          Class 3-A10..$       0.00000000     Class 3-B5....$     1.73376082
          Class 3-A11..$       0.00000000     Class 3-R.....$     0.00000000
          Class 3-A12..$       0.00000000

     2. Principal Prepayments included in the above principal distribution (including the Scheduled Principal Balances of all Defaulted Mortgage Loans and Defective Mortgage Loans purchased pursuant to Section 2.02,
          2.03 (b) or 3.16, respectively,  and any amounts deposited pursuant to
          Section 2.03(b) in connection with the substitution of any Mortgage Loans pursuant to Section 2.02 or 2.03(a), the proceeds of which are being distributed on such Distribution Date):

          Class 3-A1...$     111.95086482     Class 3-A13...$     0.00000000
          Class 3-A2...$       0.00000000     Class 3-A14...$    10.11833792
          Class 3-A3...$       0.00000000     Class 3-A15...$     0.00000000
          Class 3-A4...$       0.00000000     Class 3-PO....$     4.76028358
          Class 3-A5...$       1.65343713     Class 3-M.....$     0.00000000
          Class 3-A6...$       1.65343717     Class 3-B1....$     0.00000000
          Class 3-A7...$      24.33686864     Class 3-B2....$     0.00000000
          Class 3-A8...$       0.00000000     Class 3-B3....$     0.00000000

          Class 3-A9...$       0.00000000     Class 3-B4....$     0.00000000
          Class 3-A10..$       0.00000000     Class 3-B5....$     0.00000000
          Class 3-A11..$       0.00000000     Class 3-R.....$     0.00000000
          Class 3-A12..$       0.00000000

     3. The amount of such distribution to the Certificateholders of each class, allocable to Interest:

          Class 3-A1...$       3.27614635     Class 3-A13...$     0000000000
          Class 3-A2...$       6.25000000     Class 3-A14...$     5.79722058
          Class 3-A3...$       6.25000000     Class 3-A15...$     6.24999961
          Class 3-A4...$       6.25000000     Class 3-M.....$     6.21905274
          Class 3-A5...$       6.21905215     Class 3-B1....$     6.21905136
          Class 3-A6...$       6.21905229     Class 3-B2....$     6.21905136
          Class 3-A7...$       5.60351733     Class 3-B3....$     6.21905381
          Class 3-A8...$.      6.25000000     Class 3-B4....$     6.21905830
          Class 3-A9...$.      6.25000000     Class 3-B5....$     6.21909982
          Class 3-A10..$       6.25000000     Class 3-R.....$     0.00000000
          Class 3-A11..$       6.25000000     Class 3-S.....$     0.24508900
          Class 3-A12..$       6.25000000

     4.   Accrual Amount:

                     Class A13  $         51,448.24


     5.   The amount of servicing  compensation  received by the Company  during
          the month preceding the month of distribution:    $         89,218.54

     The amounts below are for the aggregate of all Certificates.

     6. The Pool Scheduled Principal Balances of each Mortgage Pool on the preceding Due Date after giving effect to all distributions allocable
          to principal made on such Distribution Date:      $    415,621,785.24

          The  aggregate  number of Mortgage  Loans  included  in the  Scheduled
          Principal Balance set forth above:                              1,474

     7. The Class Certificate Principal Balance of each Class and the Certificate Principal Balance of a Single Certificate of each Class after giving effect to (i) all distributions allocable to principal made on such Distribution Date and (ii) the allocation of any Realized Losses and any Subordinate Writedown Certificate Amount for such Distribution Date:

                                         Class Certificate          Single
                                         Principal Balance   Certificate Balance
                                         -----------------   -------------------

          Class 3-A1.....................$  14,886,866.79    $         406.79
          Class 3-A2.....................$  39,250,000.00    $       1,000.00
          Class 3-A3.....................$   5,441,592.00    $       1,000.00
          Class 3-A4.....................$  47,000,000.00    $       1,000.00
          Class 3-A5.....................$  42,337,151.60    $         993.31
          Class 3-A6.....................$  42,337,150.65    $         993.31
          Class 3-A7.....................$  53,374,407.68    $         871.04
          Class 3-A8.....................$   7,000,000.00    $       1,000.00
          Class 3-A9.....................$  34,200,000.00    $       1,000.00
          Class 3-A10....................$  43,100,000.00    $       1,000.00
          Class 3-A11....................$  29,500,000.00    $       1,000.00
          Class 3-A12....................$  21,700,000.00    $       1,000.00
          Class 3-A13....................$   8,283,166.88    $       1,051.11
          Class 3-A14....................$   4,446,334.12    $         916.95
          Class 3-A15....................$   3,183,573.00    $       1,000.00
          Class 3-PO.....................$     755,866.70    $         988.08
          Class 3-M......................$   5,536,735.52    $         993.31
          Class 3-B1.....................$   4,429,189.75    $         993.31
          Class 3-B2.....................$   4,429,189.75    $         993.31
          Class 3-B3.....................$   2,215,091.53    $         993.31
          Class 3-B4.....................$     664,527.46    $         993.31
          Class 3-B5.....................$   1,550,941.81    $         993.31
          Class 3-R......................$           0.00    $           0.00
          Class 3-S......................$ 379,976,493.60    $         927.37

     8. The following pertains to any real estate acquired on behalf of Certificateholders through foreclosure, or grant of a deed in lieu of foreclosure or otherwise, of any REO Mortgage Loan:

          book value.........................................$    0.00
          unpaid principal balance...........................$    0.00
          number of related mortgage loans...................        0

     9. The aggregate number and aggregate Principal Balances of Mortgage Loans which, as of the close of business on the last day of the month preceding the related Determination Date, were:

          (a)  delinquent
               (1)  30-59 days
                    Number            11  Principal Balance    $    3,244,975.73
               (2)  60-89 days
                    Number             3  Principal Balance    $    1,008,203.94
               (3)  90 days or more
                    Number             0  Principal Balance    $            0.00

          (b)  in foreclosure
                    Number             3  Principal Balance    $      986,091.06

     10. The Scheduled Principal Balance of any Mortgage Loan replaced pursuant to Section 2.03(b), and of any Modified Mortgage Loan purchased
          pursuant to Section 3.01(c):                         $            0.00

     11. The Certificate Interest Rates, applicable to the Interest Accrual Period relating to such Distribution Date:

          Class 3-S: ........................    0.311000%


     12.  Senior Percentage for such Distribution Date: ........... 95.51954000%

     13.  Group I Senior Percentage for such Distribution Date: ... 75.36728600%

     14.  Group II Senior Percentage for such Distribution Date: .. 20.15225400%

     15.  Senior Prepayment Percentage for such Distribution Date: 100.00000000%

     16.  Group I Senior Prepayment Percentage for such
          Distribution Date: ..................................... 100.00000000%

     17.  Group II Senior Prepayment Percentage for such
          Distribution Date: .....................................   0.00000000%

     18.  Junior Percentage for such Distribution Date: ............ 4.48046000%

     19.  Junior Prepayment Percentage for such Distribution Date: . 0.00000000%